                                                                    EXHIBIT 10.2

                              KVH INDUSTRIES, INC.

              AMENDED AND RESTATED 1995 INCENTIVE STOCK OPTION PLAN
         (AS AMENDED FEBRUARY 6, 1996, MARCH 14, 1996 AND MAY 23, 2001)

                                TABLE OF CONTENTS

1.  Purpose of the Plan.....................................................   1

2.  Administration..........................................................   1

    (a)   The Committee.....................................................   1

    (b)   Powers of the Committee...........................................   2

3.  Option Shares...........................................................   3

4.  Authority to Grant Options..............................................   4

5.  Limitation on Amount of Options which may be Granted....................   4

6.  Eligibility.............................................................   4

7.  Option Price............................................................   5

8.  Duration of Options.....................................................   5

9.  Amount Exercisable; Right of First Refusal..............................   5

10. Exercise of Options.....................................................   6

11. Transferability of Options and Shares...................................   7

12. Termination of Employment or Services or Death of Optionee..............   7

    (a)   Temporary Leave...................................................   8

    (b)   Death or Disability...............................................   8

    (c)   Retirement........................................................   8

13. Employment Relationship.................................................   8

14. Requirements of Law.....................................................   9

15. No Rights as Stockholder................................................  10

16. Employment Obligation...................................................  10

17. Changes in the Company's Capital Structure..............................  10

    (a)   Rights of the Company.............................................  10

    (b)   Recapitalization, Stock Splits, and Dividends.....................  10

    (c)   Merger of Company With No Change of Control.......................  11

    (d)   Sale or Merger of Company With Change of Control..................  12

    (e)   Changes to Common Stock Subject to Options........................  13

18. Amendment or Termination of Plan........................................  13

19. Written Agreement.......................................................  13


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
20. Effective Date and Duration of Plan.....................................  13

21. "Lockup" Agreement......................................................  14


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
                              KVH Industries, Inc.

              AMENDED AND RESTATED 1995 INCENTIVE STOCK OPTION PLAN

      1. Purpose of the Plan.

      This Amended and Restated 1995 Incentive Stock Option Plan (the "Plan") of KVH Industries, Inc., a Delaware corporation (the "Company"), is designed to provide additional incentive to present and future employees of the Company (which shall include its subsidiaries as defined in Section 424 of the Internal Revenue Code of 1986, (the "Code")). The Company intends that this purpose will be effected by the granting of incentive stock options (collectively, the "Options", and individually, an "Option") as defined in Section 422(b) of the Code under the Plan which afford key employees an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock (as hereinafter defined). By encouraging stock ownership by such employees the Company seeks to attract and retain on a continuing basis the services of persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company.

      2. Administration.

      (a) The Committee. The Plan shall be administered by a committee (the "Committee") consisting of the "Outside Directors," which Committee may be the Compensation Committee or another committee of the Company's Board of Directors (the "Board"). As used herein, the term "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable


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
year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. None of the members of the Committee shall have been granted any stock option under this Plan or any other stock option plan of the Company within one year prior to service on the Committee. It is the intention of the Company that the Plan shall be administered by "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

      (b) Powers of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have the power:

            (i) To determine from time to time the persons eligible to receive Options and the Options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each Option granted under the Plan to such persons;

            (ii) To construe and interpret the Plan and Options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and


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
      determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees;

            (iii) To make, in its sole discretion, changes to any outstanding Option granted under the Plan, including: (x) to reduce the exercise price, (y) to accelerate the vesting schedule or (z) to extend the expiration date; and

            (iv) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

      3. Option Shares.

      The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 740,000 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof. Such shares may be treasury shares or authorized but unissued shares.

      In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

      In no event may any Plan participant be granted options with respect to more than 75,000 shares of Common Stock in any calendar year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing


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
limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

      4. Authority to Grant Options.

      The Committee may grant Options from time to time to such eligible employees of the Company as it shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Committee, the number of shares of Common Stock to be covered by any Option shall be as determined by the Committee.

      5. Limitation on Amount of Options which may be Granted.

      The aggregate fair market value (determined as of the date of grant of the Option) of the shares of Common Stock as to which any incentive stock option granted under the Plan shall first become exercisable (i.e., shall "vest") in any calendar year shall not exceed $100,000. To the extent that the shares of Common Stock as to which any Option granted under the Plan shall vest in any calendar year shall have a fair market value (determined as of the date of grant of the Option) in excess of $100,000, such Option shall be deemed to be a nonqualified option with respect to such excess.

      6. Eligibility.

      Options may be granted only to officers and other employees of the Company or its subsidiaries, including members of the Board who are also employees of the Company or a subsidiary. No Option shall be granted to an individual who, at the time said Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder") unless the purchase price per


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
share upon exercise of the Option shall be equal to or greater than one hundred and ten percent (110%) of the fair market value of the stock at the time such Option is granted, and further provided that no such Option shall be exercisable to any extent after the expiration of five (5) years from the date it is granted.

      Except as otherwise provided, for all purposes of the Plan the term "subsidiary" shall mean any corporation of which 50% or more of its outstanding voting stock is at the time owned by the Company or by one or more subsidiaries or by the Company and one or more subsidiaries.

      7. Option Price.

      The price at which shares may be purchased pursuant to Options shall be specified by the Committee at the time the Option is granted; provided, however, that the option price shall not be less than one hundred percent (100%) (one hundred and ten percent (110%) in the case of a greater-than-ten percent-stockholder) of the fair market value of the shares of Common Stock on the date such Option is granted, such fair market value to be determined in accordance with procedures to be established by the Committee. The Committee may not reduce the exercise price of any outstanding Option granted under any existing or future stock option plan. The provisions of this Section 7 may not be amended or repealed without the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a duly convened meeting of the Company's stockholders.

      8. Duration of Options.

      The Committee in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted; provided, however, that no Option shall be exercisable after the expiration of ten (10) years (five years in the case of a greater-than ten percent stockholder) from the date such Option is granted.

      9. Amount Exercisable; Right of First Refusal.


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
      Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

      The Committee may also, or alternatively, specify upon granting an Option that prior to the effective date of a registration statement under the Securities Act of 1933 covering any shares of Common Stock, all or a portion of the shares purchasable upon exercise of such Option shall be subject to a right of first refusal in favor of the Company in the event that the optionee wishes to sell, assign, transfer, exchange, encumber or otherwise dispose of any of such shares issued pursuant to exercise of such Option or any interest in such shares. If such restriction is imposed, the Option shall contain appropriate provisions (or the optionee shall execute a separate agreement containing such terms), and the shares issued upon exercise shall bear an appropriate legend, disclosing the Company's right of first refusal.

      10. Exercise of Options.

      Subject to the provisions of Paragraph 14 hereof, Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, or (b) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Company, a combination of (a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in accordance with procedures adopted by the Committee. As promptly as practicable after receipt


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
of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10.

      11. Transferability of Options and Shares.

      Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Options shall be exercisable, during the optionee's lifetime, only by him.

      The shares of stock issuable upon exercise of an Option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Company may not be sold or transferred (except that such shares may be issued upon exercise of such Option) by such officer, director or beneficial owner for a period of six months following the grant of such Option.

      12. Termination of Employment or Services or Death of Optionee.

      Except as may be otherwise expressly provided herein, or unless otherwise determined by the Committee, Options may not be exercised after the earlier of:

      (i) the date of expiration thereof; or

      (ii) the date of termination of the optionee's employment with or services to the Company if the termination is by the Company for cause (as determined by the Company), or if voluntarily by the optionee; or


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
      (iii) thirty (30) days after termination of the optionee's employment with the Company, by the Company without cause. In each case described in this paragraph 12(iii), the Options shall be exercisable for the number of shares that had vested as of the date of such termination.

      (a) Temporary Leave. Whether authorized temporary leave of absence, or absence on military or government service, shall constitute termination of the employment or consultant relationship between the Company and the optionee shall be determined by the Committee at the time thereof.

      (b) Death or Disability. In the event the optionee's employment with or service to the Company is terminated while the optionee is an employee in good standing for reasons of permanent disability under the then established rules of the Company or in the event of the death and before the date of expiration of such Option, such Option may be exercised until the earlier of such date of expiration or one (1) year following the date of such termination for reason of permanent disability or death. In the event of such disability or death, the Option shall be exercisable for the number of shares that had vested as of the date of such disability or death. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the Option.

      (c) Retirement. If, before the date of expiration of the Option, the optionee as an employee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option may be exercised until the earlier of such date of expiration or thirty
(30) days after the date of such retirement, to the extent to which the optionee was entitled to exercise such Option immediately prior to such retirement.

      13. Employment Relationship.


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
      An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company.

      14. Requirements of Law.

      The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or other applicable laws:

      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

      The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated


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
to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.

      15. No Rights as Stockholder.

      No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

      16. Employment Obligation.

      The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment or services of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to such employee.

      17. Changes in the Company's Capital Structure.

      (a) Rights of the Company.

      The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Recapitalization, Stock Splits, and Dividends.


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
      If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

      (c) Merger of Company With No Change of Control.

      After a merger of one or more corporations into the Company, or after a consolidation of the Company with one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company prior to such merger or consolidation hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or


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consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

      (d) Sale or Merger of Company With Change of Control.

      If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation and the Stockholders of the Company prior to such merger or consolidation do not hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation occurs, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan,
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired Options to and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be specified by the Committee; or (iii) all outstanding Options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.


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
      (e) Changes to Common Stock Subject to Options.

      Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

      18. Amendment or Termination of Plan.

      The Board may modify, revise or terminate this Plan at any time and from time to time, except that the class of employees eligible to receive Options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of paragraph 17 hereof, without the consent of the stockholders of the Company, and except that, the provisions of Section 7 may not be amended or repealed without the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a duly convened meeting of the Company's stockholders.

      19. Written Agreement.

      Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

      20. Effective Date and Duration of Plan.


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            The Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved the Plan within twelve (12) months prior to or following the adoption of the Plan by the Board. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board pursuant to Paragraph 18 hereof, whichever shall first occur.

            21. "Lockup" Agreement.

            The Committee may in its discretion specify upon granting an Option that the Optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

                                       ***


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